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                        SUPPLEMENT DATED NOVEMBER 6, 2000
                         TO MONEY MARKET FUND PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                         FOR CLASS A AND CLASS C SHARES
                           EACH DATED AUGUST 30, 2000

         This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus and/or the Statement of Additional Information. Please retain this supplement for future reference.

At a meeting held on November 6, 2000, the Board of Directors of Centura Funds, Inc. determined that the operations of the Money Market Fund will cease effective December 1, 2000 and determined further that any shares on that date will be involuntarily redeemed and the proceeds mailed promptly to those shareholders at their address of record.